                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 p.m., NEW YORK CITY TIME, ON __________, 1995 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").


                          ENVIRODYNE INDUSTRIES, INC.

                  12% Series A Senior Secured Notes due 2000
                                     and
             Floating Rate Series C Senior Secured Notes due 2000

               PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

        If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to:

By Overnight Carrier:                      By Facsimile:
      Shawmut Bank Connecticut, N.A.             Shawmut Bank Connecticut, N.A.
      Corporate Trust Operations, MSN 224        Attn:  Patricia Williams
      777 Main Street, Lower Level               (203) 986-7908
      Hartford, Connecticut  06115
      Attn:  Patricia Williams


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned hereby acknowledges receipt of the Prospectus dated _____________, 1995 (the "Prospectus") of Envirodyne Industries, Inc., a Delaware corporation ("Envirodyne" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute Envirodyne's offer (the "Exchange Offer") to exchange (i) $1,000 principal amount of its new 12% Series B Senior Secured Notes due 2000 (the "New Series B Notes") for each $1,000 principal amount of its outstanding 12% Series A Senior Secured Notes due 2000 (the "Old Series A Notes"), and (ii) $1,000 principal amount of its new Floating Rate Series D Senior Secured Notes due 2000 (the "New Series D Notes" and collectively with the New Series B Notes, the "New Notes") for each $1,000 principal amount of its outstanding Floating Rate Series C Senior Secured Notes due 2000 (the "Old Series C Notes" and collectively with the Old Series A Notes, the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Old Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Old Notes and the undersigned represents that it has received from each beneficial owner of Tendered Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." If delivery of Tendered Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Exchanging Book Entry Old Notes." If a registered holder desires to tender Old Notes and such Old Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such registered holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See instruction 2.

         Subject to, and effective upon, the acceptance for exchange of the Tendered Old Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, Envirodyne all right, title, and interest in, to, and under the Tendered Old Notes.

         Please issue the New Notes exchanged for Tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Old Notes to the Company or cause ownership of the Tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or transfer ownership of such Old Notes on the account books maintained by DTC to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Old Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Envirodyne upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Old Notes and that Envirodyne will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Old Notes are acquired by Envirodyne as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, and (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resales of the New Notes."

         The undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company.

         If the undersigned or any Beneficial Owner(s) is a "broker" or "dealer" registered under the Exchange Act, the undersigned understands and acknowledges that it and any such Beneficial Owner(s) may be deemed to be an "underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus relating to the New Notes in connection with any resales by it or any Beneficial Owner(s) of New Notes acquired for its own account or the account of any Beneficial Owner(s) in the Exchange Offer. If the undersigned or any Beneficial Owner(s) is a "broker" or "dealer" that acquired Old Notes for its own account pursuant to its market-making or other trading activities (other than Old Notes acquired directly from the Company), the undersigned and any Beneficial Owner(s) may use the Prospectus to satisfy the prospectus delivery requirements of the Securities Act. Notwithstanding the foregoing, the undersigned does not thereby admit that it or any Beneficial Owner(s) is an "underwriter" within the meaning of the Securities Act.

                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING THE BOXES



                                    BOX 1
                      DESCRIPTION OF OLD NOTES TENDERED
                (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

                                                                                          Aggregate
                                                                                          Principal
       Name(s) and address(es) of Registered Old Note         Series of                     Amount        Aggregate
    Holder(s), exactly as name(s) appear(s) on Old Note       Old Notes    Certificate   Represented      Principal
                       Certificate(s)                       (Series A or    Number(s)         by           Amount
                 (Please fill in, if blank)                   Series C)   of Old Notes   Certificate(s)   Tendered*


* The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.



                                     BOX 2
                              BENEFICIAL OWNER(S)

   State of Principal Residence of Each Beneficial Owner of   Principal Amount of Tendered Old Notes Held for Account
                     Tendered Old Notes                                        of Beneficial Owner

         If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Exchanging Book Entry Old Notes."

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if the New Notes exchanged for the Old Notes and untendered Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail New Note(s) and any untendered Old Notes to:

Name(s):

________________________________________________________________________________
(please print)

Address:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(include Zip Code)

Tax Identification or
Social Security No.:


                                     BOX 4

                           USE OF GUARANTEED DELIVERY

[ ] CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY. See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Registered Holder(s): ______________________________________________

_______________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

                                     BOX 5

                          TENDERING HOLDER SIGNATURE
                          (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

  X  _________________________________________                 Signature Guarantee
                                                               (If required by Instruction 5)
  X  _________________________________________                 Authorized Signature
     (Signature of Registerd Holder(s)
      or Authorized Signatory)                                 X  _____________________________________

  Note:  Note: The above lines must be signed by the           Name:  _________________________________
  registered holder(s) of Old Notes as their name(s)                  (please print)
  appear(s) on the Old Notes or by person(s) authorized to
  become registered holder(s) (which must be transmitted       Title:  __________________________________
  with this Letter of Transmittal). If signature is by a
  trustee, executor, administrator, guardian, attorney-        Name of Firm:  __________________________
  in-fact officer, or other person acting in a fiduciary                      (Must be an Eligible Institution
  or representative capacity, such person must set                             as defined in Instruction 2)
  forth his or her full title below.  See Instruction 5.
                                                               Address:  _______________________________
  Name(s): ______________________________________
                                                                         _______________________________
           ______________________________________
                                                                         _______________________________
  Capacity: _____________________________________
                                                                          (include Zip Code)
            _____________________________________

  Street Address: _______________________________
                                                               Area Code and Telephone Number:
               __________________________________
                                                                         _______________________________
               __________________________________
               (include Zip Code)                                        _______________________________

  Area Code and Telephone Number:
               __________________________________              Dated:    _______________________________

  Tax Identification of Social Security Number:
               __________________________________


397 4-94                                                                                                                    1041-15

SUBSTITUTE
FORM W-9
(REV. MARCH 1994)                                           REQUEST FOR TAXPAYER                                    GIVE FORM TO THE
Department of the Treasury                          IDENTIFICATION NUMBER AND CERTIFICATION                        REQUESTER. DO NOT
Internal Revenue Service                                                                                            SEND TO THE IRS.
- ------------------------------------------------------------------------------------------------------------------------------------
PLEASE PRINT OR TYPE

  Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below.  See instructions on Page 2 if your name has changed.)
- ------------------------------------------------------------------------------------------------------------------------------------
  Business name (Sale proprietors see instructions on page 2.)

- ------------------------------------------------------------------------------------------------------------------------------------
  Please check appropriate box:  / / Individual Sale proprietor  / / Corporation  / /  Partnership  / / Other ____________________
- ------------------------------------------------------------------------------------------------------------------------------------
  Address (number, street, and apt. or suite no.)                                 Requestor's name and address (optional)

- ----------------------------------------------------------------
  City, State, and ZIP code
- ------------------------------------------------------------------------------------------------------------------------------------
PART I   TAXPAYER IDENTIFICATION NUMBER (TIN)                                      List account number(s) here (optional)
- ------------------------------------------------------------------------------
Enter your TIN in the appropriate box.  For         Social Security Number
individuals, this is your social security number     _____-____-________
(SSN).  For sole proprietors, see the enclosed
guidelines.  For other entities, it is your                 OR                ------------------------------------------------------
employer identification number (EIN).  If you do                              PART II       For Payees Exempt From Backup
not have a number, see How To Get a TIN below.     Employer identification                  Withholding (See the enclosed guidelines
                                                            number                          on page 2)
NOTE: If the account is in more than one name,       _____-____-________      ------------------------------------------------------
see the chart on the enclosed guidelines on
whose number to enter.
- ------------------------------------------------------------------------------------------------------------------------------------
PART III  CERTIFICATION
- ------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
    and

2.  I am not subject to the backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. -- You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.  For real estate transactions, Item 2 does not apply.  For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.  (Also see Part III Instructions on page 2.)
- ------------------------------------------------------------------------------------------------------------------------------------
Sign
Here                     Signature                                                     Date
- ------------------------------------------------------------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


         1. Delivery of this Letter of Transmittal and Old Notes. The Tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date; provided, however that book-entry transfers of Old Notes may be effected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Exchanging Book-Entry Old Notes." The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither Envirodyne nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Old Notes prior to the Closing of the Exchange Offer.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their Old Notes, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of one of the following signature guarantee programs: the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP) and the Stock Exchange Medallion Program (SEMP) (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery setting forth the name and address of the holder, the certificate number or numbers of the Tendered Old Notes (except in the case of book-entry tenders), and the principal amount of Tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Tendered Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Old Notes in proper form for transfer (or a Book-Entry Confirmation with respect to such Old Notes) must be received by the Exchange Agent within five business days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old

Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

         4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Old Notes, the signature must correspond with the name(s) as written on the face of the Tendered Old Notes without alteration, enlargement, or any change whatsoever.

         If any of the Tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Old Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Old Notes tendered and New Notes are to be issued and any untendered principal amount of Old Notes is to be reissued to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Old Notes nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any Old Notes, the Tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name of the registered holder(s) appears on the Old Notes, with the signature on the endorsement or bond power guaranteed by an Eligible Institution along with the other documents required upon transfer by the Purchase Agreements.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Old Notes are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

         6. Special Delivery Instructions. Tendering Eligible Holders should indicate, in the applicable box (Box 3), the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

         7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to the Company pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder and billed directly to such tendering holder. The Company will not bill a holder for any transfer taxes if satisfactory evidence of payment of such taxes or exemption from taxes is submitted with this Letter of Transmittal.

         With respect to transfer taxes payable by the Company, as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         8. Tax Identification Number. Federal income tax law requires that a holder of Old Notes or New Notes must provide Envirodyne (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If Envirodyne is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

         To prevent backup withholding with respect to payments of interest on the New Notes, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         Envirodyne reserves the right in its sole discretion to take whatever steps are necessary to comply with Envirodyne's obligation regarding backup withholding. Any amount paid as backup withholding will be creditable against a holder's tax liability.

         9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Old Notes will be determined by Envirodyne in its sole discretion, which determination will be final and binding. Envirodyne reserves the right to reject any and all Old Notes not validly tendered or any Old Notes Envirodyne's acceptance of which would, in the opinion of Envirodyne or its counsel, be unlawful. Envirodyne also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Envirodyne shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Envirodyne shall determine. Envirodyne will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

         10. Waiver of Conditions. Envirodyne reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Tendered Old Notes.

         11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

         12. Mutilated, Lost, Stolen, or Destroyed Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

         13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address and telephone number specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

         14. Acceptance of Tendered Old Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, Envirodyne will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, Envirodyne shall be deemed to have accepted tendered Old Notes when, as and if Envirodyne has given written or oral notice thereof to the Exchange Agent. If any Tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicted herein under "Special Delivery Instructions."

         15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payer.
- --Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


                                    Give the SOCIAL                                                 Give the EMPLOYER
 For this type of account           SECURITY number of --           For this type of account        IDENTIFICATION number of--
 1.  Individual                     The individual                  5.  Sole proprietorship         The Owner3
                                                                        account

 2.  Two or more individuals        The actual owner of the         6.  A valid trust, estate,      Legal entity (Do not
     (joint account)                account or, if combined             or pension                  furnish the identifying
                                    funds, the first                    trust                       number of the personal
                                    individual on the                                               representative or trustee
                                    account1                                                        unless the legal entity
                                                                                                    itself is not designated
                                                                                                    in the account title.)4

 3.  Custodian account of a         The minor2                      7.  Corporate                   The Corporation
     minor (Uniform Gift to
     Minors Act)

 4.  a.  The usual revocable        The grantor-trustee1            8.  Association, club,          The organization
         savings trust account                                          religious, charitable,
         (grantor is also trustee)                                      educational, or other
                                                                        tax-exempt organization
     b.  So-called trust account    The actual owner 1
         that is not a legal or
         valid trust under
         State law
                                                                    9.  Partnership                 The partnership

                                                                    10.  A broker or registered     The broker or nominee
                                                                         nominee

                                                                    11.  Account with the           The public entity
                                                                         Department of
                                                                         Agriculture in the
                                                                         name of a
                                                                         public entity (such as
                                                                         a State or local
                                                                         government, school
                                                                         district, or person)
                                                                         that receives
                                                                         agricultural program
                                                                         payments


1        List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

4 List first and circle the name of the legal trust, estate, or pension trust.


Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application or a Social Security Number Card, for Form SS-4. Application for Employer identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding Payees specifically exempted from backup withholding on most payments include the following:

- -   A Corporation
- -   A financial institution
- -   An organization exempt from tax under Section 501(a), or, an individual retirement plan.
- -   The United States or any agency or instrumentality thereof.
- -   A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- -   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- -   An international organization or any agency, or instrumentality thereof.
- -   A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
- -   A real estate investment trust.
- -   A common trust fund operated by a bank under section 584(a).
- -   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
- -   An entity registered at all times under the Investment Company Act of 1940.
- -   A foreign central bank of issue.

        Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

- -   Payments to nonresident aliens subject to withholding under section 1441.
- -   Payments to partnerships not engaged in a trade or business in the U.S.
    and which have at least one nonresident partner.
- -   Payments of patronage dividends where the amount received is not paid in money.
- -   Payments made by certain foreign organizations.

        Payments of interest not generally subject to backup withholding include the following:

- -   Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- -   Payments of tax-exempt interest (including exempt interest dividends under section 852).
- -   Payments described in section 6049(b)(5) to nonresident aliens.
- -   Payments on tax free covenant bonds under section 1451.
- -   Payments made by certain foreign organizations.

Exempt payee described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

PENALTIES

FAILURE TO FURNISH TIN. --If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. --If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. --If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

PRIVACY ACT NOTICE. --Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.